Exhibit 99.1

Worksport Ltd. Granted Nasdaq Extension to Regain Compliance with $1 Minimum Bid Price

Company Receives Additional 180 Days to Execute Growth Initiatives and Enhance Shareholder Value

West Seneca, New York, October 17, 2024 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, announced that the Company has received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that Nasdaq has determined that the Company is eligible for an additional 180 calendar day period, or until April 14, 2025, to regain compliance with the minimum $1 bid requirement under Nasdaq Listing Rule 5550(a)(2).

CEO Commentary:

“We are pleased to receive this extension from Nasdaq, which aligns with our confidence in Worksport’s strategic direction,” said Steven Rossi, CEO of Worksport Ltd. “As our revenues reach all-time highs and we approach cash flow positivity in the near term, the upcoming release of three innovative product lines positions us for immense opportunity. We firmly believe Worksport is undervalued and poised for significant growth. We are excited to unlock substantial value for our shareholders during this pivotal time.”

About Worksport

Worksport Ltd. (NASDAQ: WKSP), through its subsidiaries, designs, develops, and manufactures a range of tonneau covers, solar integrations, portable energy storage systems, and heat-pump technologies, all underpinned by proprietary intellectual property. The Company is dedicated to delivering innovative clean energy solutions that enhance functionality, efficiency, and sustainability.

Worksport Ltd. is headquartered in Buffalo, NY.

For more information, please visit:

www.worksport.com | investors.worksport.com | terravisenergy.com

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (formerly Twitter)
Facebook	LinkedIn
YouTube	Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “project,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.